                                                                    EXHIBIT 99.1

Debtor : PHP HEALTHCARE CORPORATION                               CASH BASIS - 1

Case No: 98-2608 (MFW)

                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                           MONTHLY OPERATING REPORT

         for the month ending                 June, 1999

================================================================================


                                           Document     Previously   Explanation
     Required Attachments                  Attached     Submitted    Attached

     1. Tax Receipts              N/A          ( )         ( )         ( )

     2. Bank Statements                        (X)         ( )         ( )

     3. Most Recently Filed                    ( )         ( )         ( )
        Income Tax Return

     4. Most Recently Annual                   ( )         (X)         ( )
        Financial Statements
        Prepared by Accountant


IN ACCORDANCE WITH TITLE 25, SECTION 1746 OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS - 1 THROUGH CASH BASIS - 9) AND THE ACCOMPANYING ATTTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER AS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


   /s/ Anthony M. Picini                                   Executive V.P.
-----------------------------------                        ---------------------
SIGNATURE OF RESPONSIBLE PARTY                                     TITLE


Anthony M. Picini                                            July 15, 1999
-----------------------------------                        ---------------------
PRINTED NAME OF RESPONSIBLE PARTY                                   DATE


PREPARER


___________________________________                        _____________________
SIGNATURE OF PREPARER                                              TITLE


___________________________________                        _____________________
PRINTED NAME OF PREPARER                                            DATE


          All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later
              than the 15th day of the month following the end of
                       the month covered by this report.

Debtor : PHP HEALTHCARE CORPORATION                                 CASH BASIS-2

Case No: 98-2608(MFW)
                                    Jun-99    MONTH ENDING
                                   -----------

--------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                          MONTH                 MONTH                  MONTH
DISBURSEMENTS                                              4/30/99               5/31/99                6/30/99
--------------------------------------------------------------------------------------------------------------------
  1  Cash -Beginning of Month                                 3,478,750              3,148,806             4,682,689
--------------------------------------------------------------------------------------------------------------------
Receipts
--------------------------------------------------------------------------------------------------------------------
  2  Cash Sales                                                 140,401                 84,368               164,916
--------------------------------------------------------------------------------------------------------------------
  3  Accounts Receivable Collections                          5,239,946              4,728,817               106,712
--------------------------------------------------------------------------------------------------------------------
  4  Loans & Advances
--------------------------------------------------------------------------------------------------------------------
  5  Sale of Assets      (attachment 2C)                      3,016,784              2,191,900                     0
--------------------------------------------------------------------------------------------------------------------
  6  Lease & Rental Income
--------------------------------------------------------------------------------------------------------------------
  7  Wages
--------------------------------------------------------------------------------------------------------------------
  8  Other (Attach List)     (attachment 2A)                  7,077,550              1,429,093             1,018,241
--------------------------------------------------------------------------------------------------------------------
  9  Total Receipts (total lines 2-8)                        15,474,680              8,434,178             1,289,870
--------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------
 10  Net Payroll
--------------------------------------------------------------------------------------------------------------------
 11  Payroll Taxes Paid
--------------------------------------------------------------------------------------------------------------------
 12  Sales, Use & Other Taxes Paid
--------------------------------------------------------------------------------------------------------------------
 13  Inventory Purchases
--------------------------------------------------------------------------------------------------------------------
 14  Mortgage Payments
--------------------------------------------------------------------------------------------------------------------
 15  Other Secured Note Payments
--------------------------------------------------------------------------------------------------------------------
 16  Rental & Lease Payments
--------------------------------------------------------------------------------------------------------------------
 17  Utilities
--------------------------------------------------------------------------------------------------------------------
 18  Insurance
--------------------------------------------------------------------------------------------------------------------
 19  Vehicle Expense
--------------------------------------------------------------------------------------------------------------------
 20  Travel
--------------------------------------------------------------------------------------------------------------------
 21  Entertainment
--------------------------------------------------------------------------------------------------------------------
 22  Repairs & Maintenance
--------------------------------------------------------------------------------------------------------------------
 23  Supplies
--------------------------------------------------------------------------------------------------------------------
 24  Advertising
--------------------------------------------------------------------------------------------------------------------
 25  Household Expenses
--------------------------------------------------------------------------------------------------------------------
 26  Charitable Contributions
--------------------------------------------------------------------------------------------------------------------
 27  Gifts
--------------------------------------------------------------------------------------------------------------------
 28  Other (Attach List)     (attachment 2B)                  5,056,745              1,662,418               798,008
--------------------------------------------------------------------------------------------------------------------
 29  Total Lines 10 thru 28                                   5,056,745              1,662,418               798,008
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
 30  Professional Fees                                          540,138                560,511               781,979
--------------------------------------------------------------------------------------------------------------------
 31  U.S. Trustee Fees
--------------------------------------------------------------------------------------------------------------------
 32  Other (Attach List)     (attachment 2D)                 10,207,741              4,677,366               375,526
--------------------------------------------------------------------------------------------------------------------
 33  Total Lines 30 thru 32                                  10,747,879              5,237,877             1,157,504
--------------------------------------------------------------------------------------------------------------------
 34  Total Disbursements (line 29+line 33)                   15,804,624              6,900,295             1,955,513
--------------------------------------------------------------------------------------------------------------------
 35  Net Cash Flow (line 9 - line 34)                          (329,944)             1,533,883              (665,643)
--------------------------------------------------------------------------------------------------------------------
 36  Cash - End of Month (line 1 + line 35)                   3,148,806              4,682,689             4,017,046
--------------------------------------------------------------------------------------------------------------------

PHP HEALTHCARE CORP.
Other Receipts
June 1999



================================================================================


                      Description                                Net Amount
================================================================================

Meridian              Working capital adjustment                    498,356.41

Tony Picini           Executive loan repayment                       10,000.00

VA Chartered          Settlement of the intercompany account
                      balance                                        56,047.13

State of Arkansas     Settlement of claim with the Department
                      of Corrections                                 42,495.97

Interest Income       Nations Repurchase Program                     17,018.42

Family Practice       Collection of receivables after sale of
                      contract (receivables were forwarded to
                      Sterling Medical Associates)                  113,680.96

Social Workers        Collection of receivables after sale of
                      contract (receivables were forwarded to
                      Sterling Medical Associates)                  280,642.51
--------------------------------------------------------------------------------

Total Other Receipts                                              1,018,241.40
================================================================================

                                 Attachment 2A

PHP HEALTHCARE CORP.
EXPENSES - CASH BASIS
June 1999


          ===============================================================================
           Description                                                     Net Activity
          ===============================================================================
            Net Payroll                                                          168,930

            Payroll Taxes                                                        215,615

            Payroll W/H's                                                            178

            Insurance                                                             54,072

            Legal                                                                  5,729

            Professional Fees                                                      6,922

            Deposits                                                               1,000

            Contract-Consultant                                                   59,696

            Contract-Office Temps                                                 37,113

            Fringe Benefits                                                       13,815

            Claims-Other A/P                                                       1,403

            Medical Supplies                                                      27,794

            Office Supply Expense                                                  3,268

            Utilities                                                             29,583

            Bldg & Office Expense                                                140,910

            Professional Dues & Subs                                                 710

            Business Travel & Meals                                                  627

            Prior Period Adjustment                                               26,719

            Misc. Expense                                                          3,926
          -------------------------------------------------------------------------------

            Total Disbursements                                                  798,008
          ===============================================================================

                                 Attachment 2B

PHP HEALTHCARE  CORPORATION
Other Disbursements
June 1999

===================================================================
                                      Sterling Med.
                                       Associates           Total
===================================================================
Family Practice Receipts               113,680.96        113,680.96

Social Workers Receipts                261,844.59        261,844.59

-------------------------------------------------------------------

Total Other Disbursements              375,525.55        375,525.55
===================================================================

                                 Attachment 2D

Debtor : PHP HEALTHCARE CORPORATION                               CASH BASIS - 3

Case No: 98-2608 (MFW)

---------------------------------
CASH DISBURSEMENTS DETAIL                                                                                 MONTH:  Jun-99
(Attach sheets if necessary)                                                                                    --------
------------------------------------------------------------------------------------------------------------------------
                                                        CASH DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
                   DATE                   PAYEE                            PURPOSE                        AMOUNT
------------------------------------------------------------------------------------------------------------------------
                   Various                Various                          (See attachment 3A)                   580,476
------------------------------------------------------------------------------------------------------------------------
                   6/1-30/99              Various                          (See attachment 3C)                   288,829
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                   Total Cash Disbursements                                                                      869,305
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    BANK ACCOUNT DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER             DATE                   PAYEE                            PURPOSE                        AMOUNT
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Various            6/1-30/99              Various                          (See attachment 3B)                   917,278
------------------------------------------------------------------------------------------------------------------------
Various            6/1-30/99              Various                          Net Payroll                           168,930
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                                                  1,086,208
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR THE MONTH                                                                              1,955,513
------------------------------------------------------------------------------------------------------------------------

PHP HEALTHCARE CORP.
NationsBank Concentration Account 375 052 7254
CASH DISBURSEMENTS - JUNE 1999

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Payroll       Sterling Medical     Misc.
JUN              Vendor                   Description                     Taxes            Associates      Inc./Exp.     TOTAL
==================================================================================================================================
        1                            PHP - FIT & FICA                    48,149.28
        1                            PHP - FIT & FICA                    15,712.94
        2                            PHP - FIT & FICA                     1,039.55
        2                            PHP - VA Tax w/h                     5,413.79
        2                            PHP - VA Tax w/h                       269.51
        3  Sterling Medical          Social Worker Receipts
           Associates                                                                       15,576.59
        3                            PHP - FIT & FICA                     8,316.66
        4  Sterling Medical          Social Worker Receipts
           Associates                                                                       12,445.20
        4                            PHP - VA Tax w/h                       673.49
        9  Sterling Medical          Family Practice Receipt
           Associates                                                                       14,949.32
       10  ADP                       Payroll                             44,709.79
       10  Sterling Medical          Social Worker Receipts
           Associates                                                                        4,544.61
       11                            PHP - FICA                           7,156.24
       14  Sterling Medical          Family Practice Receipt                                16,099.64
           Associates
       15  Misc.                     Misc.                                                                   150.00
       15                            PHP - SC Tax w/h                       139.54
       16                            PHP - MD Tax w/h                     7,062.98
       17  Sterling Medical          Social Worker Receipts
           Associates                                                                        7,838.61
       24  ADP                       Payroll                             45,120.46
       25  Sterling Medical          Social Worker Receipts
           Associates                                                                       25,825.00
       28  Sterling Medical          Family Practice Receipt
           Associates                                                                       14,257.76
       29  Sterling Medical          Social Worker Receipts
           Associates                                                                      140,997.01
       30  ADP                       Payroll                             21,764.84
       30  Sterling Medical          Family Practice & Social
           Associates                Workers                                               122,991.81
       30  ADP                       Payroll Adjustment                    (728.55)

----------------------------------------------------------------------------------------------------------------------------------
           Total                                                        204,800.52         375,525.55       150.00      580,476.07
==================================================================================================================================

                                 Attachment 3A

                                                                    CASH BASIS-4

------------------------------
ACCOUNTS RECEIVABLE                                                                    MONTH:          Jun-99
Accounts Receivable -Trade                                                                    -----------------------
---------------------------------------------------------------------------------------------------------------------
Total accounts receivable at the beginning of the period                                                     210,983
---------------------------------------------------------------------------------------------------------------------
  Amounts billed during the period, net of adjustments                                                             0
---------------------------------------------------------------------------------------------------------------------
  Amounts collected during the period                                                                        106,712
---------------------------------------------------------------------------------------------------------------------
Total accounts receivable at the end of the period                                                           104,271
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                                               AMOUNT
---------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                                                    0
---------------------------------------------------------------------------------------------------------------------
30 - 60 days old                                                                                                   0
---------------------------------------------------------------------------------------------------------------------
61 - 90 days old                                                                                                   0
---------------------------------------------------------------------------------------------------------------------
91 + days old                                                                                                104,271
---------------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE                                                                                    104,271
---------------------------------------------------------------------------------------------------------------------
TOTAL CONSIDERED UNCOLLECTIBLE                                                                                     0
---------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                                                    104,271
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
AMOUNTS DUE FROM AFFILIATES & INSIDERS (ITEMIZE)                                                        AMOUNT
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                    (See attachment 4A)                                                   65,600,074
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                     65,600,074
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
INVENTORY                                                                                               AMOUNT
---------------------------------------------------------------------------------------------------------------------
Beginning inventory                                                                                                0
---------------------------------------------------------------------------------------------------------------------
    Plus Purchases
---------------------------------------------------------------------------------------------------------------------
    Minus Sales
---------------------------------------------------------------------------------------------------------------------
Ending Inventory                                                                                                   0
---------------------------------------------------------------------------------------------------------------------

PHP Healthcare Corp.
Amounts Due from Affiliates & Insiders
June 30, 1999


                   Exec Loan Program                            Amount
                   -----------------                            ------
                Jack Mazur                                     5,485,515
                Michael Starr                                  1,397,326
                Anthony Picini                                   146,843
                William Lubin                                    175,237
                Kenneth Weixel                                   290,692
                Robert Bowles                                    454,276
                Frank Provato                                    135,687
                --------------------------------------------------------
                Subtotal                                       8,085,576
                --------------------------------------------------------

                   Other Notes Receivable
                   ----------------------
                Robert Bowles                                    698,042
                Kenneth Weixel-Employment                         80,000
                Kenneth Weixel-Other                             278,203
                G&L Realty                                     2,156,306
                Shamrock Investments                             973,529
                --------------------------------------------------------
                Subtotal                                       4,186,079
                --------------------------------------------------------

                   Due from Subsidiaries
                   ---------------------
                Pinnacle Health
                Enterprises, LLC                              23,558,874
                Pinnacle Medical Group, PA                    22,439,645
                All other subsidiaries                         7,329,900
                --------------------------------------------------------
                Subtotal                                      53,328,418
                --------------------------------------------------------


                --------------------------------------------------------
                Grand Total                                   65,600,074
                ========================================================

                                 Attachment 4A

                                                                    CASH BASIS-5

                                                               MONTH:   Jun-99
                                                                      ----------

-------------------------------------------------------------------------------------------------------------------------
UNPAID POSTPETITION PAYABLES AND AGING                                                                      AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Postpetition items
-------------------------------------------------------------------------------------------------------------------------
Reorganization Expenses
-------------------------------------------------------------------------------------------------------------------------
  Professional Fees                                                                                             949,560
-------------------------------------------------------------------------------------------------------------------------
  U.S. Trustee Fees
-------------------------------------------------------------------------------------------------------------------------
  Court Fees
-------------------------------------------------------------------------------------------------------------------------
Trade Debt                                                                                                        8,158
-------------------------------------------------------------------------------------------------------------------------
Other (attach list) (Report tax in next section only)
-------------------------------------------------------------------------------------------------------------------------
       AGING                0-30                  31'-60              61-90               90 +
      PAYABLES              DAYS                  DAYS                DAYS                DAYS               TOTAL
-------------------------------------------------------------------------------------------------------------------------
                              950,346                     215                  302            6,854             957,717
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES
-------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                 AMOUNT                                   ENDING
                           TAX                   WITHHELD            AMOUNT                 TAX            DELINQUENT
                        LIABILITY*              OR ACCRUED            PAID                LIABILITY           TAXES
-------------------------------------------------------------------------------------------------------------------------
Federal
-------------------------------------------------------------------------------------------------------------------------
Withholding**                  50,630                 54,374        105,004                0
-------------------------------------------------------------------------------------------------------------------------
FICA Employee**                11,272                 23,335         34,607                0
-------------------------------------------------------------------------------------------------------------------------
FICA Employer**                11,316                 23,335         34,651                0
-------------------------------------------------------------------------------------------------------------------------
Unemployment                    2,931                  1,148          1,148            2,931
-------------------------------------------------------------------------------------------------------------------------
Income                              -                      -
-------------------------------------------------------------------------------------------------------------------------
Other (Attach List)
-------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes             76,150               102,192        175,410            2,932                          -
-------------------------------------------------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------------------------------------------------
Withholding                     18,017                16,500         33,385            1,132
-------------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------------
Excise
-------------------------------------------------------------------------------------------------------------------------
Unemployment                     8,082                   467            467            8,082
-------------------------------------------------------------------------------------------------------------------------
Real Property
-------------------------------------------------------------------------------------------------------------------------
Personal Property
-------------------------------------------------------------------------------------------------------------------------
Other (Attach List)
-------------------------------------------------------------------------------------------------------------------------
Total State & Local             26,100                16,967         33,852            9,215                          0
-------------------------------------------------------------------------------------------------------------------------
Total Taxes                    102,249               119,159        209,262           12,147                          0
-------------------------------------------------------------------------------------------------------------------------

*The beginning tax liability should represent the liability from the prior month or if this is the first operating report the amount should be zero.

** Attach photocopies of PCF Form 8123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                                    CASH BASIS-6


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterix next to the account number. Attach additional sheets if necessary.


                                             MONTH:       Jun-99

----------------------------                       -----------------------------
BANK RECONCILIATIONS
                                 Account #1  Account #2  Account #3  Account #4
--------------------------------------------------------------------------------
A  BANK:
                                 -----------------------------------------------
B  ACCOUNT NUMBER
                                 -----------------------------------------------
C  PURPOSE (TYPE)
--------------------------------------------------------------------------------
1  Balance per Bank Statement                           (See Attachment 6A)
--------------------------------------------------------------------------------
2  Add: Total Deposits
--------------------------------------------------------------------------------
3  Less: Outstanding Checks
--------------------------------------------------------------------------------
4  +/- Other Reconciling Items (Attach List)
--------------------------------------------------------------------------------
5  Month Ending Balance Per Books                  As of 5/31/99      4,682,689
--------------------------------------------------------------------------------
6  Number of Last Check Written
--------------------------------------------------------------------------------


-----------------------------
INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------
                               Date of     Type of       Purchase     Current
BANK, ACCOUNT NAME & NUMBER    Purchase    Instrument    Price        Value
--------------------------------------------------------------------------------
7
--------------------------------------------------------------------------------
8
--------------------------------------------------------------------------------
9
--------------------------------------------------------------------------------
10
--------------------------------------------------------------------------------
11 Total Investment                                             0            0
--------------------------------------------------------------------------------


-----------------------------
CASH

--------------------------------------------------------------------------------
12 Currency on Hand                                                          0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
13 TOTAL CASH - END OF MONTH (Total lines 5, 11 &12)  As of 5/31/99  4,682,689
--------------------------------------------------------------------------------

Please attach copies of BANK STATEMENTS.

PHP Healthcare Corporation
Cash Balances
6/30/99

=====================================================================================
                                                                         G/L Balance
    Bank                     Title                     Account #           5/31/99
=====================================================================================
NationsBank            Concentration                  375 052 7254       4,718,067.94
NationsBank            Accounts
                       Payable-Pre-Petition           375 001 8417               0.00
NationsBank            Payroll                        375 001 8420          10,242.00
NationsBank            Executive                      375 052 6886           2,150.51
NationsBank            Accounts
                       Payable-Post-Petition          375 123 3738         (47,771.28)

-------------------------------------------------------------------------------------

Total                                                                    4,682,689.17
=====================================================================================


                                 Attachment 6A

                                                                    CASH BASIS-7

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
                                                                MONTH: June-99
Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance travel car allowance, etc). Attach additional sheets if necessary.


----------------------------------------------------------------------------------------------------------------
                                                       INSIDERS
----------------------------------------------------------------------------------------------------------------
                                                             TYPE OF                        CUMULATIVE UNPAID
NAME                           POSITION                      PAYMENT          PAID              BALANCE
----------------------------------------------------------------------------------------------------------------
1   K. Weixel          Acting CEO & President              Salary                                          -
----------------------------------------------------------------------------------------------------------------
2   M Starr            Senior Executive Vice President     Salary                                          -
----------------------------------------------------------------------------------------------------------------
3   A. Picini          Executive Vice President            Salary                23,077                    -
----------------------------------------------------------------------------------------------------------------
4   J. Hercenberg      Senior Vice President               Salary                21,854                    -
----------------------------------------------------------------------------------------------------------------
5   J. Mazur           Former CEO & President              Salary                     -                    -
----------------------------------------------------------------------------------------------------------------
6   W. Lubin           Former Executive Vice President     Salary                     -                    -
----------------------------------------------------------------------------------------------------------------
7   D. Berman          Former Senior Vice President        Salary                     -                    -
----------------------------------------------------------------------------------------------------------------
    Total Payments to Insiders                                                   44,731                    -
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                            PROFESSIONALS
----------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                TOTAL
                                     ORDER AUTH.                  AMOUNT        AMOUNT           PAID
         NAME                         PAYMENT                    APPROVED        PAID      TO DATE (cumulative)
----------------------------------------------------------------------------------------------------------------
1   Richards, Layton &             Legal Fees - 6/14/99           105,355           87,592            761,513
    Finger
----------------------------------------------------------------------------------------------------------------
2   The Bayard Firm                 Legal Fees - 6/3/99             6,897            5,665             15,340
----------------------------------------------------------------------------------------------------------------
3   Cole, Schotz,
    Meisel, Forman                  Legal Fees - 6/9/99            73,485           59,447            317,917
----------------------------------------------------------------------------------------------------------------
4   Comey, Boyd & Luskin            Legal Fees - 6/3/99           400,124          326,129            398,367
----------------------------------------------------------------------------------------------------------------
5   Weil Gotshal &
    Manges, LLP                         Legal Fees                      0               0              63,775
----------------------------------------------------------------------------------------------------------------
6   Arthur Andersen, LLP        Professional Fees - 6/15/99        86,380          70,897             314,959
----------------------------------------------------------------------------------------------------------------
7   Pricewaterhouse
    Coopers, LLP                Professional Fees - 6/25/99       192,855         159,623           1,052,008
----------------------------------------------------------------------------------------------------------------
8   Sugarman &
    Company, LLP                Professional Fees - 6/3/99         87,589          72,625             331,370
----------------------------------------------------------------------------------------------------------------
    Total Payments to Professionals                               952,686         781,979           3,255,248
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                      SECURED NOTES, LEASES PAYABLE AND
                                        ADEQUATE PROTECTION PAYMENTS
----------------------------------------------------------------------------------------------------------------
                              SCHEDULED                  AMOUNTS PAID               TOTAL
          NAME OF              MONTHLY                     DURING                   UNPAID
         CREDITOR            PAYMENTS DUE                  MONTH                 POSTPETITION
----------------------------------------------------------------------------------------------------------------
  1 MLC                                41,614                 41,614                           -
----------------------------------------------------------------------------------------------------------------
  2
----------------------------------------------------------------------------------------------------------------
  3
----------------------------------------------------------------------------------------------------------------
  4
----------------------------------------------------------------------------------------------------------------
  5
----------------------------------------------------------------------------------------------------------------
    Total                              41,614                 41,614                           -
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                           QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     MONTH: June-99               YES          NO
---------------------------------------------------------------------------------------------------------------------------------
1     Have any assets been sold or transferred outside the normal course of business this reporting period?                     X
---------------------------------------------------------------------------------------------------------------------------------
2     Have any funds been disbursed from any account other than a debtor in possession account?                                 X
---------------------------------------------------------------------------------------------------------------------------------
3     Are any postpetition receivables (accounts,notes, or loans) due from related parties?                         X
---------------------------------------------------------------------------------------------------------------------------------
4     Have any payments been made on prepetition liabilities this reporting period?                                 X
---------------------------------------------------------------------------------------------------------------------------------
5     Have any postpetition loans been received by the debtor from any party?                                                   X
---------------------------------------------------------------------------------------------------------------------------------
6     Are any postpetition payroll taxes past due?                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
7     Are any postpetition state or federal income taxes past due?                                                              X
---------------------------------------------------------------------------------------------------------------------------------
8     Are any postpetition real-estate taxes past due?                                                                          X
---------------------------------------------------------------------------------------------------------------------------------
9     Are any other postpetition taxes past due?                                                                                X
---------------------------------------------------------------------------------------------------------------------------------
10    Are any amounts owed to postpetition creditors past due?                                                                  X
---------------------------------------------------------------------------------------------------------------------------------
11    Have any prepetition taxes been paid during the reporting period?                                                         X
---------------------------------------------------------------------------------------------------------------------------------
12    Are any wage payments past due?                                                                                           X
---------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "YES", provide a detailed explanation of each item.
Attach additional sheets if necessary

                               (See attachment 8A)

----------------------------------------------------------------------------------------------------------------------------------
                                                              INSURANCE                                          YES            NO
----------------------------------------------------------------------------------------------------------------------------------
1     Are worker's compensation, general liability and other necessary insurance coverages in effect?              X
----------------------------------------------------------------------------------------------------------------------------------
2     Are all premium payments paid current?                                                                       X
----------------------------------------------------------------------------------------------------------------------------------
3     Please itemize policies below.
----------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "NO", or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              (See attachment 8B)

---------------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
                                                            TYPE OF
                          POLICY                              CARRIER                                  PERIOD COVERED
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

PHP Healthcare Corporation
Case #98-2608 (MFW)
For the month ended June 30, 1999

Additional information for questionnaire

Question #


3.
Certain payments have been made in the ordinary course of business for Health Cost Consultants. These amounts are reflected in cash disbursements on page 2.


4.
In accordance with orders from the Bankruptcy Court, prepetition amounts were paid for employee benefits. These amounts are reflected in cash disbursements on page 2.

                                 Attachment 8A